UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2004

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, TX		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2004, Collegiate Pacific Inc. entered into an amendment (the "Amendment") to the Asset Purchase Agreement, dated as of February 9, 2004, by and among Collegiate Pacific Inc., RPD Services, Inc. (f/k/a Kesslers Sport Shop, Inc.), Kesslers Team Sports, Inc. (f/k/a BOO Acquisition Corp.), Bob Dickman, Phil Dickman, Dan Dickman and Floyd Dickman (the "Purchase Agreement"). Under the terms of the acquisition, which closed on April 1, 2004, Collegiate Pacific issued a total of 906,250 shares of its common stock (the "Shares") to RPD Services and agreed to the terms of a price guarantee with respect to those shares that, if triggered in full, would have obligated Collegiate Pacific to pay RPD Services an amount of up to $7,250,000.

Under the terms of the Purchase Agreement, if RPD Services complied with the resale provisions of the Purchase Agreement, Collegiate Pacific was obligated on the second anniversary of the effective date of the registration statement covering the Shares to either (a) repurchase from RPD Services any Shares still owned by RPD Services at a per share purchase price of $8.00 (the same price used to determine the number of Shares to issue to RPD Services under the Purchase Agreement) or (b) pay RPD Services the difference between $7,250,000 and the total sales proceeds received by RPD Services from its sale of the Shares if all Shares had been sold as of that second anniversary date.

Under the terms of the Amendment, the parties agreed to terminate Collegiate Pacific's obligations under the price guarantee and the resale provisions with respect to the Shares, all effective as of the date of the Amendment.

Collegiate Pacific's wholly-owned subsidiary, Kesslers Team Sports, Inc., currently leases from RPD Services a 76,000 square foot warehouse and distribution facility in Richmond, Indiana. The term of the lease runs through early 2009 and the monthly rental rate is $11,400.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

2.1 First Amendment to Asset Purchase Agreement, dated September 29, 2004, by and among Collegiate Pacific Inc., RPD Services, Inc. (f/k/a Kesslers Sport Shop, Inc.), Kesslers Team Sports, Inc. (f/k/a BOO Acquisition Corp.), Bob Dickman, Phil Dickman, Dan Dickman and Floyd Dickman.

99.1 Press Release of Collegiate Pacific Inc., dated September 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc. (Registrant)

September 30, 2004	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-2.1	First Amendment
EX-99.1	Press Release